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                             AMENDMENT NO. 2 TO GUARANTY


         AMENDMENT NO. 2 ("Amendment No. 2"), dated as of March 7, 1997, from SILICON GRAPHICS, INC., a Delaware corporation (the "Guarantor"), to VIRTUAL FUNDING, LIMITED PARTNERSHIP, a Delaware limited partnership (the "Lessor").

         WHEREAS, the Lessor and Silicon Graphics Real Estate, Inc. entered into an Agreement for Lease dated as of November 18, 1993, as amended by Amendment No. 1 to Agreement for Lease dated as of March 15, 1995; and

         WHEREAS, the Lessor and Silicon Graphics Real Estate, Inc. entered into a Lease Agreement dated as of November 18, 1993, as amended by Amendment No. 1 to Lease Agreement dated as of March 15, 1995 and Amendment No. 2 to Lease Agreement dated as of July 1, 1996; and

         WHEREAS, the Guarantor and the Lessor entered into a Guaranty, dated as of November 18, 1993, as amended by Amendment No. 1 to Guaranty dated as of March 15, 1995 (as amended, the "Guaranty"); and

         WHEREAS, the Guarantor and the Lessor now desire to amend further the Guaranty as set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1.   Section 11(e) of the Guaranty is hereby amended by deleting
Section 11(e) in its entirety and inserting in its place the following:

         (e) FIXED CHARGE COVERAGE RATIO. The Guarantor shall not permit its Fixed Charge Coverage Ratio to be less than (x) for the Measurement Periods ending March 31, 1997 and June 30, 1997, 3.75:1.00, and (y) for all other Measurement Periods thereafter, 4.00:1.00. For purposes hereof, the term "Fixed Charge Coverage Ratio" means, for any Measurement Period, determined on a consolidated basis in accordance with generally accepted accounting principles, the ratio of (i) the sum of the Guarantor's earnings before interest expense, rent expense, income taxes, depreciation, amortization and non-recurring charges (i.e., restructuring and merger related charges) for such Measurement Period, but including interest income for such Measurement Period, TO
         (ii) all obligations of the Guarantor


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         paid in such Measurement Period in respect of interest expense and rent expense. For purposes hereof, the term "Measurement Period" means, with respect to any fiscal quarter of the Guarantor, the period of four fiscal quarters ending on the last day of such fiscal quarter.


         2. The Guarantor hereby agrees to deliver to the Lessor on the date hereof a certificate dated the date of this Amendment No. 2, from the Secretary or Assistant Secretary of the Guarantor certifying (i) as to the incumbency and signature of each officer of the Guarantor authorized to execute and deliver this Amendment No. 2, (ii) that attached thereto are true and complete copies of the Restated Certificate of Incorporation and By-Laws of the Guarantor as in full force and effect on the date of this Amendment No. 2 and (iii) that attached thereto is a true and complete copy of the resolutions of the Board of Directors of the Guarantor authorizing the execution, delivery and performance of this Amendment No. 2 and the transactions contemplated hereby, together with a certificate of another officer of the Guarantor as to the incumbency and signature of such Secretary or Assistant Secretary.

         3. The Guarantor hereby represents and warrants that each of the representations and warranties made in Section 4 of the Guaranty are Accurate and Complete with the same force and effect as though made on and as of the date of this Amendment No. 2, except to the extent that any such representations or warranties expressly relate to an earlier date, in which case, such representations and warranties were Accurate and Complete on and as of such earlier date.

         For purposes of this paragraph, the term "Accurate and Complete" means when referring to any representation or warranty, that such representation and warranty is true in all material respects and that the Guarantor has not failed to disclose to the Lessor in writing any fact which if not disclosed to the Lessor would make the facts actually stated materially misleading.

         4. Except as expressly modified and amended hereby, the Guaranty remains unchanged and in full force and effect in all respects. As expressly modified and amended hereby, the Guarantor hereby affirms the Guaranty.

         5. THIS AMENDMENT NO. 2 SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         6. This Amendment No. 2 may be executed in any number of counterparts and by different parties hereto on

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separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment No. 2.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 2 to be executed by their officers thereunto duly authorized as of the date first above written.

                                       SILICON GRAPHICS, INC.,
                                         as Guarantor


                                       By:  /S/ STANLEY J. MERESMAN
                                          ---------------------------
                                            Name:  Stanley J. Meresman
                                            Title: Senior Vice President,
                                                   Finance and Chief
                                                   Financial Officer


                                       By:  /S/ ROBERT W. SALTMARSH
                                          ---------------------------
                                            Name:  Robert W. Saltmarsh
                                            Title: Vice President, Finance
                                                   and Treasurer


Acknowledged and Agreed:

VIRTUAL FUNDING, LIMITED PARTNERSHIP

By:   Virtual Capital, Inc.,
      General Partner


By:    /S/ JEAN M. TOMASELLI
   ---------------------------
    Name:  Jean M. Tomaselli
    Title: Vice President and
           Assistant Secretary